SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 1999

                               UPMFC Trust 1999-1

                                  (Depositor)

   (Issuer in respect of Union Planters Mortgage Finance Corp., 1999-1 SERIES

                (Exact name of registrant as specified in charter)

  New York                      000-23849                      13-4017742
---------------               ---------------------         ----------------
(State or other               (Commission File No.)         (I.R.S. Employer
jurisdiction of                                           Identification No.)
 organization)



c/o The Bank of New York, as Trustee
101 Barclay Street--12E
New York, New York                                              10286
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (212)-815-2297

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)
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Item 5.  Other Events

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                  Union Planters Mortgage Finance Corp. 1999-1
                                 SERIES 1999-1

On August 25, 1999, The Bank of New York, as Trustee for UPMFC Trust 1999-1, Union Planters Mortgage Finance Corp. 1999-1 SERIES 1999-1 , made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1999, among Union Planters Mortgage Finance Corp., Depositor, Union Planters N.A., as
Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description
-----------                               -----------

99 Report to Holders of UPMFC Trust 1999-1, Union Planters Mortgage Finance Corp. SERIES 1999-1 relating to the distribution date of August 25, 1999 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 1999


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                          By: /s/ Anna H. Felt
                              ------------------------------
                          Name:   Anna H. Felt
                                  Assistant Vice President
                                  The Bank of New York,
                                  as Trustee



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                                 EXHIBIT INDEX



Exhibit                       Description
-----------                   -----------


99                  Monthly Remittance Statement dated August 25, 1999